UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-10201

The Appleton Funds
(Exact name of registrant as specified in charter)

45 Milk Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip code)

James I. Ladge, 45 Milk Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 878-4000

Date of fiscal year end:	12/31

Date of reporting period:	06/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-annual Report for Appleton Equity Growth Fund.

APPLETON EQUITY GROWTH FUND

Semi-Annual Report
June 30, 2010
(Unaudited)

Investment Adviser		Administrator
Appleton Partners, Inc.		JPMorgan
45 Milk Street, Eighth Floor		303 Broadway
Boston, MA 02109		Suite 900
Cincinnati, OH 45202
1-877-712-7753

Dear Shareholder,

The first half of 2010 was a volatile one as the stock market continued its strong performance rebounding from the prior year’s low to finish the first quarter with four consecutive quarters of positive returns. The market’s uptrend continued into the second quarter before sliding into a correction leaving the year to date return at -6.65% through June 30th. The Appleton Equity Growth Fund returned -6.16%, including fees, through the first half of the year, 49 basis points ahead of the benchmark.

Sector returns continued to vacillate, with Industrials, Consumer Staples, Consumer Discretion, and Financials outperforming the broader market for the period, albeit all with negative returns.  Year-to-date, the Industrials and Consumer Discretion sectors remained the leaders while the Energy and Materials sectors were the laggards. The Fund brought both the Industrial and Consumer Discretion sectors to relative overweights over the course of the period, which contributed to a portion of the relative outperformance. However, with no true leadership emerging from the sectors, stock selection was paramount and top contributors for the first half were Dolby Labs, Dollar Tree Stores, Apple, and Newmont Mining.   Below we offer a recap of the first half, as well as our outlook going forward.

The first six months of the year presented numerous challenges to the recovering economy and stock market.  While the first quarter earnings season saw nearly 80% of S&P 500 companies exceed earnings estimates, the lack of top line revenue growth and stagnant guidance left the market vulnerable.  An earthquake, volcanic ash eruption, and oil well disaster were hardly the catalysts investors were hoping for to further first quarter gains.  Add to these the potential contagion of sovereign debt concerns in Portugal, Ireland, Italy, Greece, and Spain, the concern over tightened lending restrictions in China, and the disappointing employment and housing reports in the US, and in hindsight, it is not so surprising that the market slid into a correction.

To start the year, the savings rate stood at 2%, down from 6% last year mainly due to increased consumer optimism leading to increased household consumption.  However, as uncertainty over jobs and housing linger, we’ve seen the savings rate rebound up to 4% as people have begun pulling in the reigns on spending.  This renewed pessimism is also evident on Wall Street as Treasury and T-bill yields hit historic lows in a flight to safety.  Household employment fell off in the recent reports, and further deterioration in the unemployment rate is possible, as there are simply not enough companies willing to hire in such a low demand environment.  Furthermore, the paring off of census jobs, as well as offshore oil drilling jobs lost, will further burden unemployment data.  Housing data has also been equally uninspiring as sales have declined seasonally and new mortgage applications dropped substantially in May.  We are currently stuck on a merry-go-round of low consumption demand due to low employment, and low hiring due to low consumption demand.  With uncertainty surrounding the economy, healthcare legislation, and fiscal policy, corporations will likely resist additional capital expenditure or raising of guidance until significant sales improvement is registered.  Though this seems to outline a dire situation, not all the news is as negative.

While all these challenges have left the market bemused, the long term seeds of recovery remain.  Though down from the fourth quarter, first quarter GDP growth of 2.7% marked the third straight quarter of positive GDP growth in the US which, while slowing, is expected to remain positive for the period ahead as well.  Economic progress is slow, but at least visible.  Inventory reductions and cost cutting over the past couple years have led to a strong environment for manufacturing activity to remain positive which has been evident in ISM Manufacturing Survey results indicating expansion.  Furthermore, with the market indicating no near-term concerns of inflation, interest rates should remain low enough to foster longer-term growth.

If we are indeed still in the midst of a recovery bull market, we are likely approximately 1.3 years into the typical post World War II bull market average duration of approximately 4-5 years.  Bull markets typically display four distinct segments of behavior with the first segment typically accounting for 37% of the bull market’s total return, which we likely witnessed from March of 2009 thru this April.  The second segment which we are likely currently in has historically produced the weakest returns, before the market then resumes an uptrend in the final two segments.  Ultimately, fiscal policy programs or other triggers may be necessary to spur the recovery back into motion, but the final stage of market resurgence is out there on the horizon, the time table is just uncertain.  We will continue to closely monitor the government’s action, as well as economic activity as we weather these market headwinds before clearer skies can emerge.  Meanwhile, we remain positioned conservatively, emphasizing stocks that possess the characteristics needed for growth in spite of a respite in the market.  Discount retailers and innovative technology companies should benefit from continuing to garner a greater percentage of spending, while industrials remain poised to capitalize on their historically high margins, should the economy pick up steam.

On a personal note, we regret to inform you of the passing of our dear friend and colleague Jonathan Noonan.  Jon had courageously battled cancer over the past few years, but a recent relapse silenced a truly gifted voice and an exceptional father and husband.  We are all saddened by his passing, though very grateful of the legacy of investment and market knowledge he bestowed upon us all here at Appleton Partners.

Sincerely,
James I. Ladge, CFA
President

APPLETON EQUITY GROWTH FUND
Tabular Presentation of Portfolio of Investments
As of June 30, 2010
(Unaudited)

Sector	(% of Net Assets)

Consumer, Cyclical	13.1%
Consumer, Non-Cyclical	6.8%
Energy	7.2%
Financials	9.0%
Healthcare	10.4%
Industrial	12.9%
Materials	12.3%
Technology	23.5%
Telecommunication Services	1.4%
Money Market Mutual Fund	4.9%
Liabilities in Excess of Other Assets	(1.5%)
100.0%

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS -96.6%
	CONSUMER, CYCLICAL - 13.1%
1,500	Amazon.com, Inc.*	$163,890
6,750	Dollar Tree, Inc.*	281,002
3,175	McDonald's Corp.	209,137
1,100	priceline.com, Inc.*	194,194
5,150	TJX Cos., Inc	216,043
5,500	Tupperware Brands Corp.	219,175
		1,283,441
	CONSUMER, NON-CYCLICAL - 6.8%
2,800	Church & Dwight Co., Inc.	175,588
3,750	Colgate-Palmolive Co.	295,350
3,285	PepsiCo, Inc.	200,221
		671,159
	ENERGY - 7.2%
2,250	Apache Corp.	189,428
3,450	Exxon Mobil Corp.	196,891
3,500	Schlumberger Ltd.	193,690
2,750	Transocean Ltd.*	127,407
		707,416
	FINANCIALS - 9.0%
5,500	Aflac, Inc.	234,685
2,750	JPMorgan Chase & Co.	100,678
5,500	T. Rowe Price Group, Inc.	244,145
700	The Goldman Sachs Group, Inc.	91,889
8,200	Wells Fargo & Co.	209,920
		881,317
	HEALTHCARE - 10.4%
3,925	Cerner Corp.*	297,868
6,100	Express Scripts, Inc.*	286,822
3,950	Johnson & Johnson	233,287
4,000	Teva Pharmaceutical Industries, Ltd.- ADR	207,960
		1,025,937
	INDUSTRIAL - 12.9%
3,250	3M Co.	256,718
5,575	Caterpillar, Inc.	334,890
10,100	Insituform Technologies, Inc. - Class A*	206,848
2,600	Precision Castparts Corp.	267,592
2,000	W.W. Grainger, Inc.	198,900
		1,264,948
	MATERIALS - 12.3%
3,000	BHP Billiton, Ltd.- ADR	185,970
4,600	Ecolab, Inc.	206,586
4,000	Newmont Mining Corp.	246,960
2,325	Praxair, Inc.	176,677
5,325	Sociedad Quimica y Minera de Chile S.A.- ADR	173,648
4,900	The Scotts Miracle-Gro Co. - Class A	217,609
		1,207,450
	TECHNOLOGY - 23.5%
5,300	Akamai Technologies, Inc.*	215,021

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS, Continued
June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS -96.6% (Continued)
	TECHNOLOGY - 23.5% (Continued)
4,950	Amphenol Corp. - Class A	$194,436
1,550	Apple, Inc.*	389,871
10,000	Cisco Systems, Inc.*	213,100
5,050	Dolby Laboratories, Inc. - Class A*	316,585
10,000	EMC Corp.*	183,000
1,600	International Business Machines Corp.	197,568
6,000	Microsoft Corp.	138,060
11,100	Oracle Corp.	238,206
3,250	Visa, Inc. - Class A	229,938
		2,315,785
	TELECOMMUNICATION SERVICES - 1.4%
3,150	American Tower Corp. - Class A*	140,175

	TOTAL COMMON STOCKS
		$9,497,628

	Money Market Mutual Fund - 4.9%
483,951	Fidelity Money Market Fund	483,951

	TOTAL INVESTMENT SECURITIES - 101.5% (Cost $9,314,597)	$9,981,579

	LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%	(147,115)

	NET ASSETS— 100.0%	$9,834,464

* Non-income producing security

ADR—American Depositary Receipt.

See accompanying Notes to Financial Statements

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010
(Unaudited)

ASSETS
Investment securities:
At acquisition cost	$9,314,597
At market value	$9,981,579
Dividends receivable	2,981
Receivable from Fund shares sold	384
Receivable from Adviser	777
Other assets	473
TOTAL ASSETS	9,986,194

LIABILITIES
Payable for Fund shares redeemed	16,000
Payable to other affiliates	62,897
Payable to Trustees	14,917
Professional fees	37,396
Other accrued expenses and liabilities	20,520
TOTAL LIABILITIES	151,730

NET ASSETS	$9,834,464

NET ASSETS CONSIST OF
Paid-in capital	$12,412,791
Accumulated net investment loss	(9,400)
Accumulated net realized losses from security transactions	(3,235,909)
Net unrealized appreciation on investments	666,982
NET ASSETS	$9,834,464

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,536,475

Net asset value, offering price and redemption price per share	$6.40

See accompanying Notes to financial statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010
(Unaudited)

INVESTMENT INCOME
Dividends	$67,992

EXPENSES
Investment advisory fees	51,606
Accounting services fees	14,876
Distribution expenses	12,902
Professional fees	12,397
Administration fees	11,901
Transfer agent fees	11,901
Trustees' fees and expenses	9,917
Compliance fees and expenses	7,439
Custodian fees	6,372
Postage and supplies	2,728
Reports to shareholders	1,984
Insurance expense	1,499
Registration fees	94
TOTAL EXPENSES	145,616
Fees waived and expenses reimbursed by Adviser	(68,224)
NET EXPENSES	77,392

NET INVESTMENT LOSS	(9,400)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	135,204
Net change in unrealized appreciation/depreciation on investments	(794,729)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(659,525)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(668,925)

See accompanying Notes to financial statements.

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months
	Ended	For the
	June 30,	Year Ended
	2010	December 31,
	(Unaudited)	2009
FROM OPERATIONS
Net investment loss	$(9,400)	$(21,115)
Net realized gains (losses) from security transactions	135,204	(1,056,767)
Net change in unrealized appreciation/depreciation on investments	(794,729)	3,026,194
Net increase (decrease) in net assets from operations	(668,925)	1,948,312

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	956,972	1,485,390
Payments for shares redeemed	(740,967)	(796,958)
Net increase in net assets from capital share transactions	216,005	688,432

TOTAL INCREASE (DECREASE) IN NET ASSETS	(452,920)	2,636,744

NET ASSETS
Beginning of period	10,287,384	7,650,640
End of period	$9,834,464	$10,287,384

ACCUMULATED NET INVESTMENT LOSS	$(9,400)	$-

CAPITAL SHARE ACTIVITY
Sold	136,219	257,463
Redeemed	(107,659)	(135,657)
Net increase in shares outstanding	28,560	121,806
Shares outstanding, beginning of period	1,507,915	1,386,109
Shares outstanding, end of period	1,536,475	1,507,915

See accompanying Notes to financial statements.

APPLETON EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	For the
	Six Months
	Ended		For the	For the		For the	For the		For the
	June 30,		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	2010		December 31,	December 31,		December 31,	December 31,		December 31,
	(Unaudited)		2009	2008		2007	2006		2005

Net asset value at beginning of period	$6.82		$5.52	$8.97		$7.56	$7.00		$6.83

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	(0.01)	0.00	(a)	0.04	(0.00	)(a)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.42)		1.31	(3.45)		1.41	0.56		0.18
Total from investment operations	(0.42)		1.30	(3.45)		1.45	0.56		0.17

Less distributions:
Dividends from net investment income	-		-	(0.00	)(a)	(0.04)	-		-

Net asset value at end of period	$6.40		$6.82	$5.52		$8.97	$7.56		$7.00

Total return	(6.16	%)(b)	23.55%	(38.41%)		19.15%	8.00%		2.49%

Net assets at end of period	$9,834,464		$10,287,384	$7,650,640		$11,841,942	$8,423,337		$6,863,687

Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%		1.50%	1.50%		1.50%

Ratio of net investment income (loss) to average net assets	(0.18	%)(c)	(0.25%)	0.06%		0.50%	(0.06%)		(0.11%)

Portfolio turnover rate	33	%(c)	62%	40%		36%	50%		85%

(a)Amount rounds to less than $0.01.
(b)Not annualized.
(c)Annualized.

See accompanying Notes to financial statements.

APPLETON EQUITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited)

1.  Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company.  The Trust was organized as an Ohio business trust on October 31, 2000.  The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund).  The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share.  The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.  Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2010, all of the Fund’s securities were categorized as Level 1 securities. See the Portfolio of Investments for industry classification.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders – Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.  Dividends arising from net investment income are declared and paid annually.  Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year.  Income dividends and capital gain distributions are determined in accordance with income tax regulations.  Differences between book and tax distributions are considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions – Security transactions are accounted for on trade date.  Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

	2009	2008
From ordinary income	$-	$6,463

The following information is computed on a tax basis as of December 31, 2009:

Cost of portfolio investments	$8,883,209
Gross unrealized appreciation on investments	$1,682,847
Gross unrealized depreciation on investments	(221,136)
Net unrealized appreciation on investments	1,461,711
Post-October losses	(146,349)
Capital loss carryforwards	(3,224,764)
Total accumulated deficit	$(1,909,402)

The capital loss carryforwards in the above table expire as follows:

Amount	December 31,
$1,438,233	2010
367,121	2011
129,485	2016
1,289,925	2017
$3,224,764

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and has concluded that no provision for income tax is required in the financial statements.

As of June 30, 2010, the Fund’s Federal tax cost of investment securities was $9,314,597 resulting in net unrealized appreciation of $666,982 derived from $1,252,505 of unrealized gross appreciation less $585,523 gross unrealized depreciation.

2.  Investment Transactions

For the six months ended June 30, 2010, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,092,274 and $1,736,743, respectively.

3.  Transactions with Affiliates

Certain Trustees and Officers of the Trust are also Officers of Appleton Partners, Inc. (the Adviser) or JPMorgan Chase Bank, N.A. (JPMorgan) the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments.  For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets.  The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2010.  For the six months ended June 30, 2010, the Adviser waived $54,741 of advisory fees and reimbursed $581 of other operating expenses.

Administration, Accounting And Transfer Agency Agreement
Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund.  JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.  For these administrative services, JPMorgan receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these transfer agency and shareholder services, JPMorgan receives a monthly fee per shareholder account, subject to a monthly minimum fee.  In addition, the Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these accounting services, JPMorgan receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays JPMorgan certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Fund's portfolio securities.

Distribution Plan
The Fund has adopted a plan of distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2010, the Fund accrued and the Adviser subsequently reimbursed $12,902 of distribution expenses under the Plan.

Underwriting Agreement
The Trust entered into an Underwriting Agreement on behalf of the Fund with Unified Financial Securities, Inc. (the Distributor). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund.  The Distributor receives no compensation for its services.

Compliance Services Agreement
Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust.  Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.  For these services, JPMorgan receives a quarterly fee from the Trust.

4.  Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

5.  Subsequent Events

The Fund evaluated subsequent events from June 30, 2010, the date of these financial statements, through August 6, 2010, the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Fund’s financial statements.

APPLETON EQUITY GROWTH FUND

OTHER ITEMS

June 30, 2010 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund.  A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700.  They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE
The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q.  The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES
As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund's and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized June 30, 2010	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Six Months Ended June 30, 2010 *

Actual	1.50%	$ 1,000.00	$ 938.40	$ 7.21
Hypothetical	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

Item 2. Code of Ethics.

Not required in Semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in Semiannual report filing.

Item 4. Principal Accountant Fees and Services.

Not required in Semiannual report filing.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Code of Ethics. Not required in semi-annual report filing.

(a)	(2)	The certification required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the "1940 Act") is attached hereto.

(b)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	The Appleton Funds

By (Signature and Title)

/s/ James I. Ladge
James I. Ladge
President and Treasurer

Date:  August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James I. Ladge
James I. Ladge
President and Treasurer

Date:  August 26, 2010